UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 24, 2012

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Avenue, Suite 412 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA, Inc.

May 24, 2012
Item 8.01.

Other Events.
On May 24, 2012, Edward H. (Ted) Murphy, IZEA's President and Chief Executive Officer, purchased 7,500 shares of the company's common stock in the open market. The purchase was for investment purposes and effected in accordance with IZEA's policies regarding stock transactions by affiliates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: May 25, 2012	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer